UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

Wyndham Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38432 (Commission File Number)	82-3356232 (IRS Employer Identification No.)

22 Sylvan Way Parsippany, NJ (Address of principal executive offices)	07054 (Zip Code)

Registrant’s telephone number, including area code: (973) 753-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.  Regulation FD Disclosure.

On March 31, 2021, Wyndham Hotels & Resorts, Inc. (the “Issuer”) issued a press release announcing that it has elected to redeem in full its outstanding 5.375% Senior Notes due 2026 (the “Notes”), in accordance with the terms of the indenture governing the Notes (the “Redemption”). The Notes will be redeemed on April 15, 2021 (the “Redemption Date”), at a redemption price equal to 102.688% of the aggregate principal amount thereof, plus accrued and unpaid interest up to, but not including, the Redemption Date. Following such redemption, the Issuer does not expect that any of the Notes will remain outstanding.

A copy of the Issuer’s press release is furnished as Exhibit 99.1 and is incorporated by reference.

The information included in this Item 7.01 and Exhibit 99.1 included with this Current Report on Form 8-K shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Issuer under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the Issuer, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Wyndham Hotels & Resorts, Inc., dated March 31, 2021, relating to the Redemption.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM HOTELS & RESORTS, INC.

Date: March 31, 2021	By:	/s/ Paul F. Cash
Paul F. Cash General Counsel & Corporate Secretary